Robinson Opportunistic Income Fund Class A Shares (RBNAX) Class C Shares (RBNCX) Institutional Class Shares (RBNNX)

Summary Prospectus	January 11, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.libertystreetfunds.com/mutual-funds/robinson-opportunistic-income-fund. You may also obtain this information at no cost by calling 1-800-207-7108 or by sending an e-mail request to libertystreetfunds@umb.com. The Fund's Prospectus and Statement of Additional Information, both dated December 30, 2015, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Robinson Opportunistic Income Fund (the “Fund”) is to seek total return with an emphasis on providing current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – Class A Shares” on page 31 of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%(2)	1.00%(2)	None
Wire fee	$20	$20	$20
Overnight check delivery fee for weekday	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.91%		0.91%		0.91%
Shareholder service fee	0.15%		0.15%		0.15%
All Other Expenses (including dividend and interest expenses on short sales of 0.25%) (3)	0.76%		0.76%		0.76%
Acquired fund fees and expenses (3)		1.70%		1.70%		1.70%
Total annual fund operating expenses		3.96%		4.71%		3.71%
Fees waiver and/or expenses reimbursements (4)		(0.41%)		(0.41%)		(0.41%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (4)		3.55%		4.30%		3.30%

[1]	No initial sales charge is applied to purchases of $1 million or more.
[2]	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of the date of purchase.
[3]	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year.
[4]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$912	$1,677
Class C Shares	$532	$1,383
Institutional Class Shares	$333	$1,097

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class C Shares	$432	$1,383

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal market conditions, the Fund pursues its investment objective by investing primarily in publicly traded closed-end registered investment companies (“closed-end funds” or “CEFs”) which are income-producing securities due to the CEFs’ underlying holdings, such as senior bank loans, corporate bonds and preferred/convertible equities which generate income. The CEFs in which the Fund invests invest primarily in below investment grade securities (also referred to as “junk bonds”), with an average rating of B+ to BB by Standard & Poor’s or B1 to Ba2 by Moody’s. The Fund does not require a minimum or maximum average maturity for the underlying holdings in the CEFs in which the Fund invests. In addition to CEFs, the Fund may invest in exchange-traded funds (“ETFs”) as “placeholders” for asset classes in which the Sub-advisor seeks to invest but has yet to identify attractive CEFs. In addition, the Fund will implement tactical trading strategies to attempt to enhance the portfolio’s total return or to mitigate against certain risks. The Fund may utilize carefully weighted long and short ETFs, exchange-traded notes (“ETNs”), options, futures and credit default swap positions to attempt to mitigate against equity, interest rate, credit, currency and volatility risks.

Robinson Capital Management, LLC is the Fund’s sub-advisor (“Robinson” or the “Sub-advisor”). The Sub-advisor’s portfolio construction process involves using proprietary real-time models to first analyze and rank CEFs to build expected return and risk profiles. The Sub-advisor then uses value oriented analysis to weigh the costs and benefits of the CEFs, and quantify the CEFs’ exposure to various risks.

The Sub-advisor seeks to select CEFs that trade at discounts to the true market values of the CEFs underlying holdings by identifying quantifiable (or “rational”) factors that could contribute to a deviation between a CEF’s market capitalization (i.e., the aggregate market price of its total outstanding shares) and the true market value of the assets the CEF holds. Such factors include the CEFs’ historical performance, fund expenses, dividend distribution yield, unrealized capital gains, investor trading to harvest short term losses, cost and use of leverage, liquidity, and governance. The Sub-advisor’s proprietary valuation model seeks to quantify each of these factors and adds them to (or if the factors have a negative impact, subtracts them from) a CEF’s underlying market value. The resulting valuation is what the Sub-advisor considers the fair market value for the CEF. The calculated fair market value per fund share is then compared to the actual price at which the CEF’s shares are currently trading. The Sub-advisor believes that any difference can be attributed to “irrational” explanations. If the Sub-advisor’s determination of a CEF’s fair market value is greater than the CEF’s actual market price, the Sub-Advisor considers the difference to be the CEF’s discount. Conversely, if the Sub-advisor’s determination of a CEF’s fair market value is lower than the actual market price, the Sub-Advisor considers the difference to be the CEF’s premium.

The Sub-advisor then analyzes the data according to its own proprietary model to determine a rating of the discount or premium. The analysis includes how under/overvalued a CEF is relative to its history, how under/overvalued a CEF is relative to other CEFs in the same asset class, how under/overvalued the asset class is relative to its history, and how under/overvalued the asset class is to other asset classes.

The Sub-advisor may utilize a number of trading techniques to seek to unlock its estimate of the value of the premiums/discounts in the CEFs. The Sub-advisor’s techniques include rotating Fund portfolio holdings to the CEFs the Sub-advisor believes are the most undervalued, short selling those CEFs that the Sub-advisor believes are the most overvalued, opportunistic trading due to temporary price dislocations, participating in tender offers of CEF fund shares, arbitrage opportunities for CEF mergers, buying a CEF that the Sub-advisor believes is undervalued and pairing it with a short position in another CEF, and tax-related rebalancing trades.

The Sub-advisor intends to invest Fund assets in long positions in ETFs as “placeholders” for asset classes in which the Sub-advisor seeks to invest but has yet to identify attractive CEFs. Therefore, the Fund will invest in those ETFs that the Sub-advisor believes offer the most attractive diversification and liquidity characteristics for the asset class.

To attempt to hedge against equity, interest rate, credit, currency and volatility risks, the Sub-advisor may seek opportunities arising from what it believes are distortions in the relative valuations of equity, debt and convertible securities. Individual asset classes may become over- or under-valued relative to other asset classes over time. To execute this strategy, the Fund may buy one class of securities, while taking a short position in another class of securities. The Fund may utilize carefully weighted long and short ETFs, ETNs, options, futures and credit default swap positions in connection with this strategy.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

•            Management and Strategy Risk. The value of your investment depends on the judgment of the Sub-advisor about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to that of other investments.

•            Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•            Closed-End Funds (CEFs) Risk. The Fund invests in shares of CEFs. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs. There can be no guarantee that shares of a CEF held by the Fund will not trade at a persistent and ongoing discount.

•            Fixed Income Securities Risk. The underlying closed-end funds in which the Fund invests invest primarily in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

•            Interest Rate Risk. The underlying closed-end funds in which the Fund invests invest primarily in fixed income securities. Interest rates have been and continue to be very low relative to historical levels. It is not possible to predict future levels of interest rates, but given their current low historical levels, it is possible that interest rates could rise in the future. A rise in interest rates could negatively impact the value of the Fund’s shares. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

•            Tax Risk. There is no guarantee that all distributions from the Fund to shareholders will be characterized as income for U.S. federal income tax purposes. For example, the Fund’s opportunistic trading strategies may result in a portion of the Fund’s distributions to shareholders being characterized as capital gains.

•            Leverage Risk. The closed-end funds in which the Fund invests may be leveraged as a result of borrowing or other investment techniques. As a result, the Fund may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose the Fund to higher volatility in the market value of such securities than would otherwise be the case and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s shares) will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), particularly the Volcker Rule, may in the future hinder or restrict a closed-end fund’s ability to maintain leverage, which in turn may reduce the total return and tax exempt income generated by the underlying closed-end funds in which the Fund invests.

•            High Yield (“Junk”) Bond Risk. The closed-end funds in which the Fund invests invest in high yield bonds. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

•            Liquidity Risk. There can be no guarantee that an active market in shares of closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value per share (“NAV”) of the closed-end fund. While the Fund seeks to take advantage of differences between the NAV of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so.

•            ETF risk. Investing in an ETF provides the Fund with exposure to the securities comprising the index on which the ETF is based and exposes the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•            Derivatives Risk. The Fund and the CEFs held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index. Derivative instruments involve risks different from direct investments in the underlying assets, including imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•            Short Sales Risk. The Fund and the CEFs held by the Fund may sell securities short. A short sale is a transaction in which a fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the fund sold the security. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise, and thus, the Fund may experience a loss. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

•            Futures Risk. Use of futures contracts by the Fund or the CEFs held by the Fund may cause the value of the Fund's shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.

•            Options Risk. Purchasing and writing options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

•            Swaps Risk. The Fund or the CEFs held by the Fund may enter into equity, interest rate, index, credit default, and currency rate swap agreements, or “swaps.” Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk of that the counterparty may default on the obligation, and may be difficult to value. Swaps may also be considered illiquid.

•            ETN risk. The Fund may invest in ETNs, which are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the Investment Company Act of 1940, as amended (the “1940 Act”). ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

•            Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-Advisor
Liberty Street Advisors, Inc. is the Fund’s investment advisor (the “Advisor”). Robinson Capital Management, LLC is the Fund’s sub-advisor.

Portfolio Manager
James Robinson has served as the portfolio manager of the Fund since its inception, and is primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares and Class C Shares*
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Class Shares
All Accounts	$1,000,000	$100,000

*	The maximum investment amount for the C Share is $999,999.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information
Generally, the Fund’s distributions will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Although the Fund expects that a significant portion of its distributions will be treated as ordinary income, qualified dividend income or capital gains, no assurance can be given in this regard. Portions of distributions may also be considered tax-deferred returns of capital. Additional information on taxation of Fund distributions can be found in the section entitled “Other Information.”

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (including the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.